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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          April 21, 2003




                          FIDELITY NATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




 Georgia                              0-22374                    58-1416811
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(State or Other              (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                                Identification
Incorporation)                                                    Number)




             3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305
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                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including area code: (404) 240-1504


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ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished as provided under Item 12 of Form 8-K.

         Exhibit 99.8 is the press release issued by Fidelity National Corporation on April 21, 2003 reporting 2003 first quarter results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIDELITY NATIONAL CORPORATION



                                           BY:      /s/ M. Howard Griffith, Jr.
                                                    ---------------------------
                                                    M. Howard Griffith, Jr.
                                                    Chief Financial Officer

Date:    April 21, 2003


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